Exhibit 10.14

EXECUTION VERSION

CONSENT AND

AMENDMENT NO. 7 TO FINANCING AGREEMENT

CONSENT AND AMENDMENT NO. 7, dated as of July 8, 2022 (this "Amendment"), to the Financing Agreement, dated as of December 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Financing Agreement"), by and among Mondee Holdings, LLC, a Delaware limited liability company (the "Parent"), each subsidiary of the Parent listed as a "Borrower" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Borrower" thereunder, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations, each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders") and TCW Asset Management Company LLC, a Delaware limited liability company ("TCW"), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent").

WHEREAS, pursuant to the Consent to Financing Agreement, dated as of December 17, 2021 (the “SPAC Consent”), the Agent and the Required Lenders provided consent to the Loan Parties to enter into that certain Business Combination Agreement, dated as of December 20, 2021 (the “Business Combination Agreement”), subject to the terms and conditions contained in the SPAC Consent, pursuant to which Mondee Holdings II, Inc., a Delaware corporation and an existing Loan Party (“Holdings II”) shall effectuate certain restructuring transactions with the ITHAX Acquisition Corp., an exempted company incorporated in the Cayman Islands with limited liability (“Ithax”), Ithax Sub I, LLC, a Delaware limited liability company and wholly owned subsidiary of Ithax (“Merger Sub I”), and Ithax Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ithax (“Merger Sub II”), as follows: (a) Ithax shall domesticate as a Delaware corporation, as more fully described in the Business Combination Agreement (the “Domestication”, and Ithax after the Domestication shall be hereinafter referred to as “New Mondee”), (b) Merger Sub I will merge with and into Holdings II, with Holdings II surviving such merger as a wholly owned subsidiary of New Mondee (the “First Merger”), (c) immediately following the First Merger, Holdings II shall merge with and into Merger Sub II, with Merger Sub II surviving such merger as a wholly owned subsidiary of New Mondee (the “Second Merger”, and together with the First Merger, the “Mergers”), (d) New Mondee will change its name to “Mondee Holdings, Inc.”, a Delaware corporation (“New Parent”), (e) Merger Sub II will change its name to “Mondee Holdings II, LLC”, a Delaware limited liability company (“New Mondee Holdings II”), and (f) the Parent will distribute the shares of “Mondee Holdings, Inc.” received in connection with the consummation of the Business Combination Agreement to its members in accordance with the procedure adopted by the Board of Managers of the Parent and, following the full distribution of such shares of “Mondee Holdings, Inc.”, dissolve, so that after giving effect thereto, (i) New Parent owns 100% of New Mondee Holdings II and (ii) New Mondee Holdings II owns 100% of Mondee, Inc. (collectively, the “SPAC Reorganization”);

WHEREAS, pursuant to Section 7.02(c)(i) of the Financing Agreement, the Loan Parties are not permitted to consummate the SPAC Reorganization without the consent of the Agent and the Required Lenders and subject to the conditions set forth in Section 7.02(a)(i) of the Financing Agreement (the “SPAC Reorganization Requirements”);

WHEREAS, pursuant to Section 6(j)(ii) of the Pledge and Security Agreement, dated as of December 23, 2019, made by each of the Borrowers and Guarantors (collectively, the “Grantors”), in favor of TCW, in its capacity as agent for the Secured Parties, no Grantor shall, without the prior written consent of the Agent, amend, modify or otherwise change its name (the “Name Change Consent”);

WHEREAS, pursuant to that certain Waiver and Consent to Financing Agreement, dated as of June 30, 2022 (the “Waiver”), the Agent and the Lenders provided consent to the June Payments Deadline Extension (as defined in the Waiver), on the terms and conditions set forth in the Waiver; and

WHEREAS, the Loan Parties have requested that the Agent and the Lenders, and the Agent and the Lenders are willing to, (a) consent to the SPAC Reorganization, (b) provide the Name Change Consent for (i) New Mondee to change its name to “Mondee Holdings, Inc.” and (ii) Merger Sub II to change its name to “Mondee Holdings II, LLC” (collectively, the “Proposed Name Changes”), (c) further extend the June Payments Deadline Extension and (d) amend certain terms and conditions of the Financing Agreement, subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement (after giving effect to this Amendment).

2.             Consents.

(a)           In reliance upon the representations and warranties made by the Loan Parties set forth in Section 4 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 5(a) below, the Agent and the Lenders hereby consent to (i) a further extension of time to make the June Interest Payment (as defined in the Waiver), so long as the Agent and the Lenders receive the June Interest Payment on or prior to September 30, 2022 and (ii) a further extension of time to make the June Principal Payment (as defined in the Waiver), so long as the Agent and the Lenders receive the June Principal Payment on or prior to the earlier of (A) the date of the consummation of the SPAC Reorganization and (B) July 31, 2022 (collectively, the “June Payments Consent”).

(b)           In reliance upon the representations and warranties made by the Loan Parties set forth in Section 4 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 5(b) below, the Agent and the Lenders hereby consent to the SPAC Reorganization and the Name Change Consent for the Proposed Name Changes, so long as (i) the provisions set forth in Section 7.02(c)(i)(A), Section 7.02(c)(i)(C), Section 7.02(c)(i)(D) and Section 7.02(c)(i)(E) of the Financing Agreement are satisfied and (ii) the Agent and the Lenders have received the SPAC Prepayment Amount (as defined herein) (collectively, the “SPAC Reorganization Consent” and together with the June Payments Consent, the “Consents”).

(c)           The Consents in this Section 2 shall be effective only in this specific instance and for the specific purposes set forth herein and does not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

3.             Amendments. In reliance upon the representations and warranties made by the Loan Parties set forth in Section 4 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 5(b) below:

(a)           Amended Financing Agreement. The Financing Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Financing Agreement attached as Annex A hereto.

(b)           [Reserved.]

4.             Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows on the Consent Effective Date and the Amendment No. 7 Effective Date (each, as defined below) after giving effect to this Amendment:

(a)           Representations and Warranties; No Event of Default. The representations and warranties in Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects on and as of the Consent Effective Date and Amendment No. 7 Effective Date, as applicable, and on and as of the date hereof (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification on and as of each such date), as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the date hereof or as of the Consent Effective Date or the Amendment No. 7 Effective Date, as applicable, or would result from this Amendment becoming effective in accordance with its terms.

(b)           Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state, province, territory or other jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings under the Financing Agreement, and to execute and deliver this Amendment and each other Loan Document to which it is a party, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c)           Authorization, Etc. The execution, delivery and performance by each Loan Party of this Amendment and the performance by it of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of this clause (iv), to the extent such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(d)           Enforceability of Loan Documents. This Amendment and the Financing Agreement, as amended hereby, is a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by principles of equity.

(e)           Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance of this Amendment and the Financing Agreement, as amended hereby, by any Loan Party party hereto.

5.             Conditions to June Payments Consent.

(a)           The June Payments Consent set forth in Section 2 hereof shall become effective only upon the satisfaction in full, in a manner reasonably satisfactory to the Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied (or waived) being hereinafter referred to as the "June Payment Consent Effective Date"):

(i)            Payment of Fees, etc. The Borrowers shall have paid on or before the June Payment Consent Effective Date all fees, costs and expenses due and payable to the Agent and the Lenders under the Loan Documents on or prior to the date hereof (including the reasonable costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment).

(ii)           Representations and Warranties; No Event of Default. The following statements shall be true and correct (after giving effect to this Amendment): (A) the representations and warranties contained in this Amendment, Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the June Payment Consent Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date) and (B) no Default or Event of Default shall have occurred and be continuing on the June Payment Consent Effective Date or would result from the June Payment Consent becoming effective in accordance with its terms.

(iii)          Delivery of the June Payment Consent Documents. The Agent shall have received on or before the June Payment Consent Effective Date the following:

(A) this Amendment, duly executed and delivered by the Loan Parties, the Agent and the Lenders, dated as of the June Payment Consent Effective Date;

(B) the Amended and Restated Unit Issuance Agreement, duly executed by the Parent and the lenders listed on Exhibit A thereto;

(C) a certificate of an Authorized Officer of the Parent, certifying as to a copy of the resolutions or written consents of the Parent authorizing (1) the transactions contemplated by this Amendment, the Amended and Restated Unit Issuance Agreement and the other Loan Documents to which such Loan Party is or will be a party, and (2) the execution, delivery and performance by such Loan Party of the Amended and Restated Unit Issuance Agreement, each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith; and

(D) a certificate of the Authorized Officer of each Loan Party certifying as to the matters set forth in Section 5(a)(ii).

(b)           The SPAC Reorganization Consent set forth in Section 2 hereof and the Amendments set forth in Section 3 hereof shall become effective only upon the satisfaction in full, in a manner reasonably satisfactory to the Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied (or waived) being hereinafter referred to as the "Amendment No. 7 Effective Date"):

(i)            Payment of Fees, etc. The Borrowers shall have paid on or before the Amendment No. 7 Effective Date all fees, costs and expenses due and payable to the Agent and the Lenders under the Loan Documents on or prior to the Amendment No. 7 Effective Date.

(ii)           Representations and Warranties; No Event of Default. The following statements shall be true and correct (after giving effect to this Amendment): (A) the representations and warranties contained in this Amendment, Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment No. 7 Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date) and (B) no Default or Event of Default shall have occurred and be continuing on the Amendment No. 7 Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(iii)          Consummation of the SPAC Restructuring. Prior to or substantially concurrently with the Amendment No.7 Effective Date, the SPAC Restructuring shall have been consummated, on terms and conditions satisfactory to the Agent and the Lenders.

(iv)          Prepayment of Term Loans. Concurrently with the consummation of the SPAC Restructuring, the Borrowers shall pay to the Agent for the account of the Term Loan Lenders, in accordance with their Pro Rata Shares, a prepayment of the aggregate outstanding principal amount of the Term Loan in an amount not less than $50 million (but in any event in an amount resulting in the aggregate principal amount of the Loans outstanding after giving effect to such payment of less than $150 million), together with an amount equal to 3.00% times the amount of the Term Loans being paid on such date (the “SPAC Prepayment Amount”), which shall be deemed to be fully earned upon the consummation of the SPAC Restructuring.

(v)           Delivery of Amendment No. 7 Documents. The Agent shall have received on or before the Amendment No. 7 Effective Date the following:

(A) a certificate of the Authorized Officer of each Loan Party certifying as to the matters set forth in Section 5(b)(ii);

(B) a Joinder Agreement, executed by each of New Parent and New Mondee Holdings II;

(C) a Security Agreement Joinder executed by each of New Parent and New Mondee Holdings II;

(D) a Pledge Amendment, duly executed by New Parent with respect to the pledge of 100% of the Equity Interests of New Mondee Holdings II, together with (1) the original certificates representing all of the Equity Interests required to be pledged thereunder, (2) undated powers executed in blank and other proper instruments of transfer with respect thereto and (3) irrevocable proxies and registration pages with respect thereto as required by the Security Agreement;

(E) a Pledge Amendment, duly executed by New Mondee Holdings II with respect to the pledge of 100% of the Equity Interests of Mondee, Inc, together with (1) the original certificates representing all of the Equity Interests required to be pledged thereunder, (2) undated powers executed in blank and other proper instruments of transfer with respect thereto and (3) irrevocable proxies and registration pages with respect thereto as required by the Security Agreement;

(F) the Joinder to the Intercompany Subordination Agreement, duly executed by New Parent and New Mondee Holdings II;

(G) the results of searches for any effective UCC financing statements, tax Liens or judgment Liens filed against any Loan Party or its property, which results shall not show any such Liens (other than Permitted Liens);

(H) a certificate of an Authorized Officer of New Parent and New Mondee Holdings II, certifying (1) as to copies of the Governing Documents of such Loan Party, together with all amendments thereto (including, without limitation, with respect to each of New Parent and New Mondee Holdings II, (x) a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of such Loan Party certified as of a recent date not more than 30 days prior to the Amendment No. 7 Effective Date by an appropriate official of the jurisdiction of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction and (y) evidence effectuating the Mergers and the respective name changes of each such entity), (2) as to a copy of the resolutions or written consents of New Parent and New Mondee Holdings II authorizing (x) the transactions contemplated by this Amendment and the Loan Documents to which such Loan Party is or will be a party, and (y) the execution, delivery and performance by such Loan Party of this Amendment and each other Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, and (3) the names and true signatures of the representatives of such Loan Party authorized to sign this Amendment and each Loan Document (in the case of a Borrower, including, without limitation, Notices of Borrowing, LIBOR Notices and all other notices under this Agreement and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers; and

(I) a certificate of the appropriate official(s) of the jurisdiction of organization and, except to the extent such failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, each jurisdiction of foreign qualification of New Parent and New Mondee Holdings II certifying as of a recent date not more than 30 days prior to the Amendment No. 7 Effective Date as to the subsistence in good standing of such Loan Party in such jurisdictions.

6.             Conditions Subsequent to Effectiveness. The Loan Parties agree that, in addition to all other terms, conditions and provisions set forth in this Amendment, including, without limitation, those conditions to the June Payment Consent Effective Date and the Amendment No. 7 Effective Date set forth herein, each Loan Party shall, and shall cause each of its Subsidiaries to, deliver to the Agent or comply with each of the following, within the time periods set forth below (it being understood that the failure by the Loan Parties to perform or cause to be performed any such condition subsequent shall constitute an immediate Event of Default (without giving effect to any grace periods set forth in the Financing Agreement)):

(a)           within one (1) day of the delivery of the SPAC Prepayment Notice by the Loan Parties to the Agent, the Parent and the Lenders shall have entered into a subscription agreement, in substantially the form attached hereto as Annex B, pursuant to which the Lenders shall receive the number of newly issued Class G Units of the Parent required by the Amended and Restated Unit Issuance Agreement in consideration of the agreements set forth in this Amendment and the Amended and Restated Unit Issuance Agreement;

(b)           within 10 Business Days of the Amendment No. 7 Effective Date (or such later date as may be permitted by the Agent in its sole discretion), an opinion of Reed Smith LLP, counsel to New Parent and New Mondee Holdings II, as to such matters as the Agent may reasonably request;

(c)           within 15 days of the Amendment No. 7 Effective Date (or such later date as may be permitted by the Agent in its sole discretion), the Agent shall have received evidence of the insurance coverage required by Section 7.01(h) and the terms of each Security Agreement and each Mortgage and such other insurance coverage with respect to the business and operations of the Loan Parties as the Agent may reasonably request, in each case, where requested by the Agent, with such endorsements as to the named insureds or loss payees thereunder as the Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days' prior written notice to the Agent and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof for such period as the Agent may request;

(d)           within 30 days of the Amendment No. 7 Effective Date (or such later date as may be permitted by the Agent in its sole discretion), the Agent shall have received all Control Agreements that, in the reasonable judgment of the Agent, are required for the Loan Parties to comply with the Loan Documents, each duly executed by, in addition to the applicable Loan Party, the applicable financial institution; and

(e)           within 90 days of the Amendment No. 7 Effective Date (or such later date as may be permitted by the Agent in its sole discretion), the Loan Parties shall cooperate in good faith with the Agent and the Lenders to effectuate a replacement of the LIBOR Rate with a Term SOFR Rate in the Financing Agreement (with (i) a floor of 1.75% and (ii) a credit spread adjustment of 0.11448% per annum for any 1 month Interest Period and 0.26161% per annum for any 3 month Interest Period) and make related amendments to the Financing Agreement in respect of such benchmark replacement as may be reasonably requested by the Agent.

7.             Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document (in each case, as amended or otherwise modified by this Amendment) to which it is a party is, and shall continue to be, other than as expressly set forth in this Amendment, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment No. 7 Effective Date, all references in any such Loan Document to the “Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that to the extent that, any such Loan Document purports to assign or pledge to the Agent for the benefit of the Agent and the Lenders, or to grant to the Agent, for the benefit of the Agent and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement and the other Loan Documents (in each case, as amended or otherwise modified by this Amendment), such pledge, assignment and/or grant of the security interest or Lien is, subject to the release thereof as expressly set forth in this Amendment, hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect (in each case, as amended or otherwise modified by this Amendment). Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

8.             No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

9.             No Representations by Agent or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by the Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.

10.           Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against the Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agent and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agent and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment No. 7 Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of the Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

11.           Miscellaneous.

(a)           This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b)           Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)           This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)           Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement.

(e)           Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f)           This Amendment shall be binding upon and inure to the benefit of each Loan Party and the Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:

MONDEE, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

C&H TRAVEL AND TOURS INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

MONDEE CANADA INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

SKYLINK TRAVEL, SFO INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

[Amendment No. 7 to Financing Agreement]

TRANS AM TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

HARI-WORLD TRAVEL GROUP, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

EXPLORETRIP IP HOLDINGS, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

EXPLORETRIP, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

MONDEE ACQUISITION COMPANY INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

TRANSWORLD TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

[Amendment No. 7 to Financing Agreement]

LBF TRAVEL HOLDINGS, LLC

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

LBF TRAVEL, INC. (f/k/a LBF Acquisition Corporation, Inc.)

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

AVIA TRAVEL AND TOURS, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

COSMOPOLITAN TRAVEL SERVICE, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

COSMOPOLITAN TRAVEL SERVICES INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

ROCKETRIP, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

[Amendment No. 7 to Financing Agreement]

GUARANTORS:

MONDEE HOLDINGS, LLC

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

MONDEE HOLDINGS II, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

[Amendment No. 7 to Financing Agreement]

AGENT:

TCW ASSET MANAGEMENT COMPANY LLC

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Amendment No. 7 to Financing Agreement]

LENDERS:

WEST VIRGINIA DIRECT LENDING LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW SKYLINE LENDING LP

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

NJ/TCW DIRECT LENDING LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW BRAZOS FUND LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Amendment No. 7 to Financing Agreement]

TCW DIRECT LENDING VII LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC

By: TCW Asset Management Company LLC, its Investment Manager

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

US SPECIALTY INSURANCE COMPANY

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

SAFETY NATIONAL CASUALTY CORP

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Amendment No. 7 to Financing Agreement]

RELIANCE STANDARD LIFE INSURANCE COMPANY

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Amendment No. 7 to Financing Agreement]

NORTH HAVEN CREDIT PARTNERS III L.P.

By: MS Credit Partners III GP L.P., its general partner

By: MS Credit Partners III GP Inc., its general partner

By:	/s/ William Gassman
Name: William Gassman
Title: Executive Director

[Amendment No. 7 to Financing Agreement]

ANNEX A

Amended Financing Agreement

(See Attached)

ANNEX B

Subscription Agreement

(See Attached)